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                                  EXHIBIT 2(A)

November 18, 1999



Mr. James A. White                                                VIA FACSIMILE
Executive Vice President
Bank of Albuquerque, N.A.
201 3rd Street NW
Albuquerque, NM  87102

         Re:      Closing and Related Issues

Dear Mr. White:

This letter follows up on a conference call on Tuesday, September 21, 1999 related to the closing of the transaction between FirstBank (the "Bank") and Bank of Albuquerque, N.A. ("BOA") pursuant to the Branch Purchase and Deposit Assumption Agreement dated June 18, 1999 (the "Agreement"). During the conference call, representatives of the Bank and BOA along with their respective counsel determined that the closing will occur on Friday, November 5, 1999. The Bank proposes that the closing take place in Clovis, New Mexico at the Bank's main office at 801 Pile Street, Clovis, New Mexico 88101. Please indicate your agreement to the date and place for the closing by signing this letter below.

As a result of the choice of November 5, 1999 as the closing date and based on the discussions and agreement during the conference call, we are required to amend various sections of the Agreement in accordance with Section 16.03 of the Agreement:

SECTION 4.06(c).      The fourth sentence is amended to read as follows:

         ALL WAGES AND SALARIES, WORKERS' COMPENSATION PAYMENTS, VACATION PAY AND SOCIAL SECURITY AND UNEMPLOYMENT TAXES OF EMPLOYEES OF THE BRANCHES SHALL BE PAID BY SELLER FOR THE PERIOD TO AND INCLUDING THE CLOSING DATE.

SECTION 5.01.                 The section is amended to read as follows:

         DATE OF CLOSING. THE CLOSING OF THE TRANSACTIONS CONTEMPLATED HEREBY (THE "CLOSING") SHALL TAKE PLACE AT A MUTUALLY AGREED TIME AND PLACE ON A BUSINESS DAY WITHIN 60 DAYS FOLLOWING THE SATISFACTION (OR WAIVER, WHEN APPROPRIATE) OF ALL CONDITIONS, INCLUDING THE RECEIPT OF ALL REQUIRED REGULATORY APPROVALS FOR THE TRANSACTIONS PROVIDED FOR HEREIN, AND THE EXPIRATION OF ANY STATUTORY WAITING PERIODS APPLICABLE THERETO. THE DATE OF CLOSING IS REFERRED TO HEREIN AS THE "CLOSING DATE". THE EFFECTIVE TIME OF THE CLOSING FOR THE PURPOSE OF FINAL CALCULATION OF BALANCES OF ASSETS TRANSFERRED, LIABILITIES ASSUMED, AND DEPOSITS AND ACCRUED INTEREST THEREON SHALL BE AS OF SELLER'S NORMAL CLOSE OF BUSINESS ON THE CLOSING DATE.

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         PURCHASER SHALL TAKE POSSESSION OF THE BRANCH PREMISES AND SHALL
         OPEN BRANCH OFFICES AT THE BRANCH PREMISES EFFECTIVE AT THE NORMAL CLOSING OF BUSINESS ON THE CLOSING DATE NOTWITHSTANDING THE FACT THAT THE CLOSING MAY NOT BE CONCLUDED UNTIL LATER THAT DAY. PROVIDED THAT THE CLOSING IS IN FACT CONSUMMATED ON THE CLOSING DATE, ALL BANKING TRANSACTIONS OCCURRING (DEPOSITS, WITHDRAWALS, RECEIPT OF LOAN PAYMENTS, ACCRUAL OF INTEREST, ETC.) WITH RESPECT TO ANY ASSETS PURCHASED OR DEPOSITS ASSUMED SHALL BE TREATED (AS BETWEEN PURCHASER AND SELLER) AS HAVING OCCURRED SUBSEQUENTLY TO THE CLOSING AND SHALL BECOME PART OF THE OPERATIONS OF THE PURCHASER.

SECTION 15. Wherever the date "September 30, 1999" occurs in Section 15(b) and (c), it shall be changed to "November 30, 1999".

Please indicate your agreement to these amendments, the date and place for the closing by signing this letter below and forwarding a facsimile copy of this executed letter to all the people on the carbon copy list. If you have any questions, please do not hesitate to contact me at 505-742-7490.


                                                     Very truly yours,

                                                     FIRST BANK
                                                     /s/ Ken Huey
                                                     -------------------------
                                                     Ken Huey,
                                                     President












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AGREED AND ACKNOWLEDGED:

BANK OF ALBUQUERQUE, N.A.



By:   /s/ James A. White
   ------------------------------
      James A. White
      Executive Vice President

KH/

cc:      Mr. F. John Podvin, Jr.
         Mr. G. Waverly Vest, Jr.
         Bracewell & Patterson, L.L.P.
         711 Louisiana Street, Suite 2900
         Houston, TX  77002
         (214) 758-8383 (facsimile)

         Mr. James Ulrich
         Senior Vice President
         BOK Financial Corporation
         P.O. Box 2300
         Tulsa, OK  74192
         (918) 588-6583 (facsimile)

         Mr. Fredric Dorwart
         Old City Hall
         124 East Fourth Street
         Tulsa, ok  74103-5010
         (918) 583-8251 (facsimile)












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